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                                                                   EXHIBIT 10.01
                                                            Symantec Corporation
                                                           1999 Acquisition Plan
                                                          Stock Option Agreement
                                                               With Acceleration

                                                                         NO.____

                              SYMANTEC CORPORATION

                              1999 ACQUISITION PLAN

                             STOCK OPTION AGREEMENT


     This Stock Option Agreement (this "AGREEMENT") is made and entered into by and between Symantec Corporation, a Delaware corporation (the "COMPANY"), and the participant named below ("PARTICIPANT"). This Agreement shall be effective upon the consummation of the transaction pursuant to the Stock Purchase Agreement dated as of July 20, 1999 (the "DATE OF GRANT") by and between the Company, Unified Research Laboratories, Inc., a Virginia corporation, and all of the security holders of Unified Research Laboratories, Inc. Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1999 Acquisition Plan (the "PLAN").

PARTICIPANT:                 Gary P. Warren

SOCIAL SECURITY NUMBER:
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PARTICIPANT'S ADDRESS:
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TOTAL OPTION SHARES:         120,000

EXERCISE PRICE PER SHARE:    Fair Market Value of Symantec's Common Stock at the
                             close of market on the Date of Grant

DATE OF GRANT:               See Above

FIRST VESTING DATE:          One year from the Date of Grant

EXPIRATION DATE:             Ten years after Date of Grant

     1. GRANT OF OPTION. The Company hereby grants to Participant a nonqualified stock option (this "OPTION") to purchase up to the total number of shares of Common Stock of the Company set forth above (collectively, the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement and the Plan.

     2.   VESTING; EXERCISE PERIOD.

          2.1 Vesting of Right to Exercise Option. This Option shall become exercisable as to portions of the Shares as follows: (a) this Option shall not be exercisable with respect to any of the Shares until one year after the Date of Grant (the "FIRST VESTING DATE"); (b) if Participant has continuously provided services to the Company or any Subsidiary, Parent or Affiliate of the Company from the Date of Grant through the First Vesting Date and has not been

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Terminated on or before the First Vesting Date, then on the First Vesting Date this Option shall become vested and exercisable as to 25% of the Shares; and (c) thereafter, so long as Participant continuously provides services to the Company or any Subsidiary, Parent or Affiliate of the Company and is not Terminated, at the end of each full succeeding month the Option will become vested and exercisable as to 2.08333% of the Shares until the Shares are vested with respect to 100% of the Shares.

          2.2 Expiration. This Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is earlier terminated in accordance with the provisions of Section 3.

     3.   TERMINATION.

          3.1 Termination by the Company without Cause. If Participant is Terminated by the Company without Cause (as defined below) other than by Participant's death or Disability, this Option shall become vested and exercisable as to 100% of the Shares by Participant on the date of such Termination and may be exercised by Participant no later than three (3) months after the date of such Termination, but in any event no later than the Expiration Date.

          3.2 Termination Because of Death or Disability. If Participant is Terminated because of death or Disability of Participant, then this Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

          3.3 Termination by the Company for Cause. If the Participant is Terminated for Cause, then this Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the date of Termination, may be exercised by Participant no later than three (3) months after the date of Termination, but in any event no later than the Expiration Date. For purposes of this Agreement, "CAUSE" means Termination because of (i) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant's conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud,
(ii) the Participant's commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, officer or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment agreement or a material breach of a confidentiality agreement or similar agreement between the Company or a Parent or Subsidiary of the Company and the Participant, (iv) Participant's disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause material loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (v) any other misconduct by the Participant which is materially


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injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

          3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company, or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     4.   MANNER OF EXERCISE.

          4.1 Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant's death, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "EXERCISE AGREEMENT"), which shall set forth, inter alia, Participant's election to exercise this Option, the number of Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

          4.2 Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.

          4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

               (a) by cancellation of indebtedness of the Company to the Participant;

               (b) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the open public market; and (3) are clear of all liens, claims, encumbrances or security interests;

               (c) by waiver of compensation due or accrued to Participant for services rendered;


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               (d)  provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Participant irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment -- from Participant and a NASD Dealer whereby Participant irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

               (e) by any combination of the foregoing where approved by the Committee, or its designee, in its sole discretion.

          4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of this Option, Participant must pay or provide for any applicable federal or state withholding obligations of the Company.

          4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

     5. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

     6. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution or as determined by the Committee, in its sole discretion, within the limits permitted under the Form S-8 Registration Statement relating to Shares thereto and set forth in the Stock Option Agreement. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Participant.


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     7.   TAX CONSEQUENCES. Set forth below is a brief summary as of the Date of
Grant of some of the federal and California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE,
AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

          7.1 Exercise of Nonqualified Stock Option. There may be a regular federal and California income tax liability upon the exercise of this Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          7.2 Disposition of Shares. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of a nonqualified stock option, any gain realized on disposition of the Shares will be treated as capital gain.

     8. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a shareholder with respect to any Shares until Participant exercises this Option and pays the Exercise Price.

     9. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

     10. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement and the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

     11. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by rapifax or telecopier.

     12. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors


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and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

     13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflict of law. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     14. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that the Company has advised Participant to consult a tax advisor prior to such exercise or disposition.


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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Agreement in duplicate as of the Date of Grant.

SYMANTEC CORPORATION                    PARTICIPANT


By:
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                                        (Signature)


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(Please print name)                     (Please print name)


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(Please print title)


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